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                                                                    Exhibit 23.1



                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Lamar Advertising Company:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the caption "Experts" in the prospectus.




                                                     /s/ KPMG Peat Marwick LLP



New Orleans, Louisiana
May 14, 1998